EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) entered into effective as of March 31, 2020 (the “First Amendment Effective Date”) is among Ichor Energy Holdings, LLC, a Nevada limited liability company (the “Parent”), and Ichor Energy, LLC, a Nevada limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders, and ABC Funding, LLC, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Parent, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 28, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Due to recent oil and gas price volatility as a result of geopolitical conditions, the global COVID-19 pandemic, and differing valuation metrics, the Borrower could have difficulty maintaining the minimum Asset Coverage Ratio set out in the Credit Agreement of 1.35 to 1.00 for the Fiscal Quarters ending March 31, 2020, June 30, 2020 and September 30, 2020 (the “Covenant Modification Period”).

C. The Parent, the Borrower, the Loan Parties, the Administrative Agent and the Lenders have agreed to lower the Asset Coverage Ratio for the Covenant Modification Period, and to amend certain other provisions of the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement. Upon and after the execution of this First Amendment by each of the parties hereto, each reference in the Credit Agreement to “this First Amendment”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

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Section 2. Amendments to the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date as follows:

2.1 Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment to Credit Agreement, effective as of the First Amendment Effective Date, by and among the Parent, the Borrower, the other Loan Parties party thereto, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means March 31, 2020.

“Incremental Warrant Agreements” means that certain Warrant Grant Agreement, dated as of June 3, 2020, among the Lenders, as initial purchasers, the other purchasers party thereto from time to time and the Borrower, with respect to the issuance by the Borrower of the Incremental Warrants.

“Incremental Warrants” means the right of the Lenders to acquire an additional two percent (2%), in the aggregate, of the total Common Units of the Borrower, on a fully-diluted basis, at an exercise price of $0.01 per Common Unit.

2.2 The definition of “Change of Control” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace each instance of the term “Warrants” with phrase “Warrants or Incremental Warrants”.

2.3 Section 2.6(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a) Interest Rate.

(i) For the period from the Closing Date through May 15, 2020, each Loan shall at all times bear interest at a rate per annum equal to the greater of (A) a floating rate of interest equal to 10.00% plus LIBOR, and (B) a fixed rate of interest equal to 12.00%; and

(ii) for the period from and including May 16, 2020 and continuing thereafter, each Loan shall at all times bear interest at a rate per annum equal to

(A) if, as of the last day of the immediately preceding Fiscal Quarter for which financial statements have been delivered pursuant to Section 5.1(a)(ii), the Asset Coverage Ratio is less than 1.50:1.00, then the greater of (x) a floating rate of interest equal to 11.00% plus LIBOR and (y) a fixed rate of interest equal to 13.00% or

(B) if, as of the last day of the immediately preceding Fiscal Quarter for which financial statements have been delivered pursuant to Section 5.1(a)(ii), the Asset Coverage Ratio is greater than or equal to 1.50:1.00, then the greater of (x) a floating rate of interest equal to 10.50% plus LIBOR and (y) a fixed rate of interest equal to 12.50% (in any event under each of clause (i) and (ii), the “Interest”).

Any increase or decrease in the rate of Interest resulting from a change in the Asset Coverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.1(d); provided that the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this clause (a) shall apply).

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2.4 Sections 6.1(p), 6.2(i), 6.3(g), 6.4(e) and 6.6(i) of the Credit Agreement are hereby amended to replace each instance of “the Warrants or Warrant Agreements” with “Warrants, Warrant Agreements, Incremental Warrants or Incremental Warrant Agreements”.

2.5 The first sentence of Section 6.7(a) of the Credit Agreement is hereby is hereby amended in its entirety to read as follows:

Beginning with the Fiscal Quarter ending June 30, 2019, no Loan Party shall permit the Asset Coverage Ratio to be less than 1.35:1.00 as of the last day of any Fiscal Quarter; provided that for the Fiscal Quarters ending March 31, 2020, June 30, 2020 and September 30, 2020, no Loan Party shall permit the Asset Coverage Ratio to be less than 1:15:1.00.

Section 3. Conditions Precedent. This First Amendment shall become effective and enforceable against the parties hereto upon the following:

3.1 The Administrative Agent’s and each Lender’s receipt of multiple original counterparts, as requested by the Administrative Agent, of this First Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Parent, the Administrative Agent and the Lenders.

3.2 (a) The Borrower shall execute and deliver the Incremental Warrant Agreements with respect to the Incremental Warrants, on the same terms and conditions as the Warrant Purchase Agreement and/or Common Unit Purchase Warrant Agreement(s) executed by the Borrower on or about December 28, 2018 in connection with the Credit Agreement and (b) the Incremental Warrants shall have been issued in accordance with the terms of the Incremental Warrant Agreements.

3.3 There shall exist no Default or Event of Default.

3.4 All representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) with the same effect as though such representations and warranties had been made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) only as of such specified date); provided that the representation and warranty made pursuant to Section 4.9 of the Credit Agreement, is deemed modified (solely for the purposes of this Section 3.4 and not for any future time when the representations and warranties are made or deemed made) to state that “Since December 31, 2017, except for shutting-in the wells known as Port of Orange Riverside, Hoffpauir and Hayes Minerals due to the drop in oil prices attributed to the COVID-19 crisis, which is intended to be temporary, and which was communicated to the Administrative Agent on May 12, 2020, no event, circumstance or change has occurred that has caused or could be expected to result in, either individually or in the aggregate, a Material Adverse Effect.”

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3.5 The Administrative Agent shall have received all fees and other amounts (including attorneys’ fees and expenses) due and payable on or prior to the First Amendment Effective Date.

Section 4. Representations and Warranties. To induce Administrative Agent to enter into this First Amendment and other credit accommodations contemplated hereby, the Borrower and the Parent hereby represent and warrant to Administrative Agent that:

4.1 Organization; Requisite Power and Authority; Qualification. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority to own and operate its Properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby and, in the case of the Borrower, to make the borrowings under the Credit Agreement, and (c) is qualified to do business and in good standing in every jurisdiction necessary to carry out its business and operations as now conducted, except in each case referred to in clause (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

4.2 Representations and Warranties. All representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) with the same effect as though such representations and warranties had been made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) only as of such specified date).

4.3 No Default or Event of Default. No Default or Event of Default has occurred and is continuing.

4.4 Due Authorization. The execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate, limited liability company or partnership (as applicable) action and, if required, shareholder, member and/or partner action, on the part of each Loan Party.

4.5 Binding Obligation. This First Amendment has been duly executed and delivered by each Loan Party (or Affiliate of a Loan Party) and is the legally valid and binding obligation of such Loan Party (or Affiliate of such Loan Party), enforceable against such Person in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

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4.6 Liens.

(a) The liens and security interests under the Mortgages and the other Collateral Documents are valid and subsisting and secure the Obligation.

(b) The Collateral is unimpaired by this First Amendment and the Borrower and the Parent have granted to Administrative Agent, valid, binding, perfected, enforceable, first priority (subject to Permitted Encumbrances) Liens in the Collateral covered by the Loan Documents.

Section 5. Default Interest. The Lenders have elected and the Borrower acknowledges and agreed that the Loans have incurred interest at the Default Rate from May 1, 2020 through May 15, 2020.

Section 6. Miscellaneous.

6.1 Ratification and Affirmation. The parties hereto hereby (i) acknowledge the First Amendment, (ii) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party, as applicable, (iii) agree that each Loan Document to which they are a party, as applicable, remains in full force and effect, and (iv) agree that from and after the First Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment.

6.2 No Waiver; Loan Document. Except as set forth herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

6.3 Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.4 Entire Agreement. This First Amendment represents the final and entire agreement among the parties and may not be contradicted by evidence of, and supersedes, all prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

6.5 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Severability. In case any provision in or obligation under this First Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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6.7 Administrative Agent Direction. Each of the undersigned Lenders (collectively constituting all of the Lenders party to the Credit Agreement) hereby (i) authorize and direct the Administrative Agent to execute and deliver this First Amendment and any other document that Administrative Agent is required to execute in connection therewith; and (ii) acknowledge and agree that the direction set forth in this Section 6.7 constitutes a direction, instruction and request of the undersigned Lenders pursuant to the Loan Documents, including but not limited to Section 9.3 of the Credit Agreement.

6.8 RELEASE BY THE BORROWER. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”); PROVIDED THAT RELEASED MATTERS WILL NOT INCLUDE ANY SUCH MATTER CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASED PARTY OR RELEASED PARTIES. EACH LOAN PARTY REPRESENTS AND WARRANTS THAT IT HAS NO KNOWLEDGE OF ANY CLAIM AGAINST ANY RELEASED PARTY OR OF ANY FACTS OR OMISSIONS BY ANY RELEASED PARTY WHICH WOULD BE THE BASIS OF A CLAIM BY ANY LOAN PARTY AGAINST ANY RELEASED PARTY WHICH WOULD NOT BE RELEASED HEREBY. THE BORROWER, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 6.8 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	ICHOR ENERGY, LLC

	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	President

PARENT:	ICHOR ENERGY HOLDINGS, LLC

	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	President

GUARANTORS:	ICHOR ENERGY (LA), LLC

	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	President

ICHOR ENERGY (TX), LLC

	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	President

SIGNATURE PAGE TO FIRST AMENDMENT

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ADMINISTRATIVE AGENT:	ABC FUNDING, LLC

	By:	Summit Partners Credit Advisors, L.P.
	Its:	Manager

	By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

LENDERS:	SUMMIT PARTNERS CREDIT FUND II, L.P.

	By:	Summit Partners Credit II, L.P.
	Its:	General Partner

	By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND B-2, L.P.

	By:	Summit Partners Credit B-2, L.P.
	Its:	General Partner

	By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT II, LLC

	By:	Summit Investors Management, LLC
	Its:	Manager

	By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT

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SUMMIT INVESTORS CREDIT II (UK), L.P.

By:	Summit Investors Management, LLC
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND III, L.P.

By:	Summit Partners Credit III, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT III (UK), L.P.

By:	Summit Investors Management, LLC
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT III, LLC

By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT

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SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND II, L.P.

By:	Summit Partners Credit II, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND III, L.P.

By:	Summit Partners Credit III, L.P.
Its:	General Partner

By:	/s/ James Freeland
Name:	James Freeland
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT

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